UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): February 2, 2012
Bakers Footwear Group, Inc.
-------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	000-50563 ------------------- (Commission File Number)	43-0577980 --------------------------- (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699
------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 2, 2012, Bakers Footwear Group, Inc. (the “Company”) issued a press release (the “Press Release”) announcing net sales results for the quarter and fifty-two weeks ended January 28, 2012.  A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the Press Release contained herein is qualified in its entirety by the full text of such exhibit.

Item 7.01.  Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.  See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC

Date: February 8, 2012	By: /s/ Charles R. Daniel, III Charles R. Daniel, III Executive Vice President, Chief Financial Officer, Controller, Treasurer and Secretary

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
99.1	Press release dated February 2, 2012 relating to net sales results for the quarter and fifty-two weeks ended January 28, 2012.